                                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE        Investor Contact:  David Tucker        281-406-2370
April 28, 2003               Media Contact:     Ron Whitmire        281-406-2210


                  PARKER DRILLING REPORTS FIRST QUARTER RESULTS


HOUSTON - For the quarter ended March 31, 2003, Parker Drilling reported revenues of $95.1 million and a net loss of $16.2 million, or $0.17 per share. For the quarter ended March 31, 2002, Parker Drilling reported a net loss before cumulative effect of change in accounting principle of $11.1 million or $0.12 per diluted share on revenues of $106.4 million. Including the cumulative effect of the change in accounting principle, Parker Drilling reported a first quarter 2002 net loss of $84.2 million or $0.91 per share. Effective the first quarter of 2002, the company adopted SFAS No. 142, "Goodwill and Other Intangible Assets" resulting in an impairment of goodwill of $73.1 million or $0.79 per share.

Drilling and rental gross margins were $30.1 million for the first quarter of 2003. This compares to drilling and rental gross margins of $37.0 million for the fourth quarter of 2002, and $32.1 million for the first quarter of 2002.

The company's international activities continue to be led by its operation in Kazakhstan fueled by the January resumption of the Tengizchevroil drilling program that was suspended during the fourth quarter of 2002. In addition, in early April Parker signed a one-well extension to its contract for Rig 257 operating in the Caspian Sea for a consortium managed by AGIP KCO.

Two of the company's three rigs under contract in Nigeria had drilling suspended during the first quarter of 2003 due to conflicts in the area. The company is working with its customers in Nigeria to resume drilling. In addition, the company's management contract in Kuwait was interrupted for 30 days in March and April because of the conflict in neighboring Iraq. The company is in the process of resuming its Kuwait operation. While the suspensions in Nigeria and Kuwait resulted in a reduction in revenues, there was no material reduction in gross margin.

Utilization of the company's international land rigs currently is 24 percent. Average utilization was 23 percent in the first quarter of 2003 compared to average utilization of 31 percent for the fourth quarter of 2002.

Utilization of Parker Drilling's Gulf of Mexico rigs is currently 52 percent. Average utilization was 52 percent in the first quarter of 2003 compared to an average utilization of 58 percent in the fourth quarter of 2002.

                                     -MORE-

Capital expenditures for the three months ended March 31, 2003, were $6.9 million. Total debt was $588.3 million at March 31, 2003, and the company's cash balance was $84.4 million at the end of the first quarter.

A slower than anticipated market reaction to commodity prices and unstable worldwide events have resulted in a lower than expected number of rigs working and continued pressure on rates. Therefore, Parker management is reducing its guidance for 2003 to a projected loss in diluted earnings per share in the $0.26 to $0.30 range excluding any impact resulting from asset sales.

As previously disclosed, the company is proceeding with its plan to sell assets by mid-year. The company continues to target a $200 million debt reduction from proceeds raised in the process. While there are no assurances that the sale of such assets can be consummated on terms that are acceptable to the company, the company continues to believe it will achieve its target and do so during the second quarter.

Parker Drilling has scheduled a conference call at 10 a.m. CDT April 28, 2003, to discuss first quarter 2003 results. Those interested in participating in the call may dial in at (303) 262-2130. The conference call replay can be accessed from noon CDT April 28, 2003, until 6 p.m. CDT May 5, 2003, by dialing (303) 590-3000 and using the access code 533895#. Alternatively, the call can be accessed live through the Investor Relations section of the Parker Web site at http://www.parkerdrilling.com. The archived call will be available on the Web for 90 days, and the earnings release will be available for no less than 12 months.

This release contains certain statements that may be deemed to be "forward-looking statements" within the meaning of the Securities Acts. All statements, other than statements of historical facts, that address activities, events or developments that the company expects, projects, believes or anticipates will or may occur in the future, the outlook for rig utilization and dayrates, general industry conditions including bidding activity, future operating results of the company's rigs and rental tool operations, capital expenditures, expansion and growth opportunities, asset sales and other such matters, are forward-looking statements. Although the company believes that its expectations stated in this release are based on reasonable assumptions, actual results may differ from those expressed or implied in the forward-looking statements. For a more detailed discussion of risk factors, please refer to the company's reports filed with the SEC, and in particular, the report on Form 10-K for the year ended December 31, 2002. Each forward-looking statement speaks only as of the date of this release, and the company undertakes no obligation to publicly update or revise any forward-looking statement.

                    PARKER DRILLING COMPANY AND SUBSIDIARIES
                      Consolidated Statement of Operations
                                   (Unaudited)

                                                                      Three Months Ended
                                                                           March 31,
                                                                  --------------------------
                                                                     2003           2002
                                                                  -----------    -----------
                                                                     (Dollars in Thousands)
DRILLING AND RENTAL REVENUES
     U.S. Drilling                                                $    28,261    $    22,705
     International Drilling                                            54,254         71,593
     Rental Tools                                                      12,613         12,111
                                                                  -----------    -----------
TOTAL DRILLING AND RENTAL REVENUES                                     95,128        106,409
                                                                  -----------    -----------
DRILLING AND RENTAL OPERATING EXPENSES
     U.S. Drilling                                                     21,898         20,246
     International Drilling                                            37,670         48,487
     Rental Tools                                                       5,416          5,609
                                                                  -----------    -----------
TOTAL DRILLING AND RENTAL OPERATING EXPENSES                           64,984         74,342
                                                                  -----------    -----------
DRILLING AND RENTAL GROSS MARGINS                                      30,144         32,067
                                                                  -----------    -----------
Construction Contract Revenue                                           2,266         17,652
Construction Contract Expense                                           2,266         16,398
                                                                  -----------    -----------
CONSTRUCTION CONTRACT GROSS MARGIN                                       --            1,254
                                                                  -----------    -----------
Depreciation and Amortization                                          24,502         23,599
General and Administrative Expense                                      5,085          6,913
                                                                  -----------    -----------
TOTAL OPERATING INCOME                                                    557          2,809
                                                                  -----------    -----------
OTHER INCOME AND (EXPENSE)
     Interest Expense                                                 (13,444)       (12,460)
     Interest Income                                                      206            352
     Gain on Disposition of Assets                                        676            923
     Minority Interest                                                     73           --
     Other - Net                                                           81           (142)
                                                                  -----------    -----------
TOTAL OTHER INCOME AND (EXPENSE)                                      (12,408)       (11,327)
                                                                  -----------    -----------
INCOME (LOSS) BEFORE INCOME TAXES AND CUMULATIVE
     EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                         (11,851)        (8,518)
                                                                  -----------    -----------
INCOME TAX EXPENSE (BENEFIT)
     Current                                                            4,350          7,751
     Deferred                                                            --           (5,200)
                                                                  -----------    -----------
TOTAL INCOME TAX EXPENSE (BENEFIT)                                      4,350          2,551
                                                                  -----------    -----------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF CHANGE
     IN ACCOUNTING PRINCIPLE                                          (16,201)       (11,069)
Cumulative Effect of Change in Accounting Principle                      --          (73,144)
                                                                  -----------    -----------
NET INCOME (LOSS)                                                 $   (16,201)   $   (84,213)
                                                                  ===========    ===========

EARNINGS (LOSS) PER SHARE - BASIC
     Before Cumulative Effect of Change in Accounting Principle   $     (0.17)   $     (0.12)
     Cumulative Effect of Change in Accounting Principle          $      --      $     (0.79)
     Net Income (Loss)                                            $     (0.17)   $     (0.91)

EARNINGS (LOSS) PER SHARE - DILUTED
     Before Cumulative Effect of Change in Accounting Principle   $     (0.17)   $     (0.12)
     Cumulative Effect of Change in Accounting Principle          $      --      $     (0.79)
     Net Income (Loss)                                            $     (0.17)   $     (0.91)

AVERAGE COMMON SHARES OUTSTANDING
     Basic                                                         92,848,131     92,227,213
     Diluted                                                       92,848,131     92,227,213

                    PARKER DRILLING COMPANY AND SUBSIDIARIES
                      Consolidated Condensed Balance Sheet
                                   (Unaudited)


                                                                   March 31,    December 31,
                                                                     2003           2002
                                                                   ---------    ------------
                                                                    (Dollars in Thousands)
                               ASSETS
CURRENT ASSETS
     Cash and Cash Equivalents                                      $ 84,402      $ 51,982
     Accounts and Notes Receivable, Net                               84,458        89,363
     Rig Materials and Supplies                                       16,734        17,161
     Other Current Assets                                              2,302         8,631
                                                                    --------      --------
          TOTAL CURRENT ASSETS                                       187,896       167,137
                                                                    --------      --------
PROPERTY, PLANT AND EQUIPMENT, NET                                   622,388       641,278

DEFERRED CHARGES AND OTHER ASSETS
     Goodwill, Net                                                   115,983       115,983
     Other Assets                                                     26,140        28,927
                                                                    --------      --------
          TOTAL DEFERRED CHARGES AND OTHER ASSETS                    142,123       144,910
                                                                    --------      --------

TOTAL ASSETS                                                        $952,407      $953,325
                                                                    ========      ========

                LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts Payable and Accrued Liabilities                       $ 63,099      $ 50,742
     Current Maturities of Long-Term Debt                              6,603         6,486
     Other Current Liabilities                                         6,501         4,347
                                                                    --------      --------
          TOTAL CURRENT LIABILITIES                                   76,203        61,575
                                                                    --------      --------
LONG-TERM DEBT                                                       581,733       583,444

OTHER LIABILITIES                                                      9,897         7,680

STOCKHOLDERS' EQUITY                                                 284,574       300,626
                                                                    --------      --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $952,407      $953,325
                                                                    ========      ========

Current Ratio                                                           2.47          2.71

Total Debt as a % of capitalization                                       67%           66%

Book Value per common share                                         $   3.06      $   3.24

                    PARKER DRILLING COMPANY AND SUBSIDIARIES
                             Selected Financial Data
                                   (Unaudited)


                                                             THREE MONTHS ENDED
                                                     -----------------------------------
                                                          MARCH 31,         DECEMBER 31,
                                                     -------------------    ------------
                                                       2003       2002          2002
                                                     --------   --------    ------------
                                                           (Dollars in Thousands)
DRILLING AND RENTAL REVENUES
  U.S. Drilling                                      $ 28,261   $ 22,705     $ 33,781
  International Land Drilling                          31,346     45,274       37,371
  International Offshore Drilling                      22,908     26,319       23,121
  Rental Tools                                         12,613     12,111       10,304
                                                     --------   --------     --------
    TOTAL DRILLING AND RENTAL REVENUES                 95,128    106,409      104,577
                                                     --------   --------     --------

DRILLING AND RENTAL OPERATING EXPENSES
  U.S. Drilling                                        21,898     20,246       23,071
  International Land Drilling                          21,478     29,169       23,324
  International Offshore Drilling                      16,192     19,318       16,037
  Rental Tools                                          5,416      5,609        5,160
                                                     --------   --------     --------
    TOTAL DRILLING AND RENTAL OPERATING EXPENSES       64,984     74,342       67,592
                                                     --------   --------     --------

DRILLING AND RENTAL GROSS MARGINS
  U.S. Drilling                                         6,363      2,459       10,710
  International Land Drilling                           9,868     16,105       14,047
  International Offshore Drilling                       6,716      7,001        7,084
  Rental Tools                                          7,197      6,502        5,144
                                                     --------   --------     --------
    TOTAL DRILLING AND RENTAL GROSS MARGINS            30,144     32,067       36,985


  Construction Contract Gross Margin                     --        1,254          438
                                                     --------   --------     --------
TOTAL GROSS MARGINS                                  $ 30,144   $ 33,321     $ 37,423
                                                     ========   ========     ========


                          MARKETABLE RIG COUNT SUMMARY
                              AS OF MARCH 31, 2003


                                                    TOTAL
                                                    -----
U.S. GULF OF MEXICO RIGS
     BARGE RIGS
          Workover                                    8
          Intermediate                                5
          Deep                                        9
                                                    ---
          Total                                      22

     PLATFORM RIGS                                    4

     JACKUP RIGS                                      7

          TOTAL U.S. GULF OF MEXICO RIGS             33

INTERNATIONAL LAND RIGS
     Latin America                                   18
     Asia Pacific                                    11
     Africa/Middle East                               3
     CIS                                              9
                                                    ---
          TOTAL INTERNATIONAL LAND RIGS              41

INTERNATIONAL BARGE RIGS
     Nigeria                                          4
     Caspian Sea                                      1
                                                    ---
          TOTAL INTERNATIONAL BARGE RIGS              5

TOTAL INTERNATIONAL RIGS                             46
                                                    ---
          TOTAL MARKETABLE RIGS                      79
                                                    ===